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                                                                   EXHIBIT 23.02
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                        CONSENT OF INDEPENDENT AUDITORS
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     The Board of Directors
     TSI International Software, Ltd.

     We hereby consent to the use of our reports incorporated herein by reference filed.


                                    KPMG PEAT MARWICK LLP


Stamford, Connecticut
July 2, 1997